Loans receivable (Tables)	12 Months Ended
Dec. 31, 2024
Loans receivable
Schedule of loans receivable

As at December 31	2024	2023
Convertible debenture – Gunnison	$1,784	$1,638
Loan receivable – Elevation Gold	—	17,731
Promissory and demand notes receivable – Elevation Gold	—	6,490
Loan receivable – Nevada Copper	—	11,840
Total loans receivable	1,784	37,699
Provision for expected credit losses	—	(9,723)
Net loans receivable	1,784	27,976
Current portion	284	8,990
Loans receivable – long-term	$1,500	$18,986